AMENDMENT TO INVESTORS' RIGHTS AGREEMENT


         This Amendment to Investors' Rights Agreement is made as of October 2, 2003 by m-Wise, Inc., a Delaware corporation (the "Company").

                  WHEREAS, the Company and certain other parties have entered into a certain Investors' Rights Agreement dated as of January 11, 2001 (the "Agreement");

                  WHEREAS, the Company desires to amend the Agreement as set forth herein;

                  WHEREAS, pursuant to Section 3.2 of the Agreement, the Agreement may be amended only with the consent of the Company, e-street international AG ("e-street") and D.E.P. Technology Holdings Ltd ("DEP");

                  WHEREAS, e-street and DEP have transferred all of the securities of the Company held by them to certain other parties, and have waived all rights they have under any agreement with the Company;

                  WHEREAS, for the sake of good order, the Company has requested the consent of the recipients of the securities transferred by e-street and DEP, and the holders of the Series C Preferred Stock of the Company, with respect to the amendment to the Agreement contemplated herein;

                  WHEREAS, said recipients and holders have agreed to the amendment to the Agreement contemplated herein;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                  1. AMENDMENT. Section 1.3 of the Agreement (together with any references thereto within the Agreement) is hereby deleted in its entirety.

                  2. NO OTHER AMENDMENT. Except as expressly stated hereby, all terms and provisions of the Agreement shall remain in full force and effect and shall be unaffected hereby in so far as they do not contradict the terms of this Amendment.




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                        [AMENDMENT TO INVESTORS RIGHTS AGREEMENT - OCTOBER 2003]


                  IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement as of the date first above written.



M-WISE, INC.



By:/s/ SHAY BEN-ASULIN
----------------------
Name: Shay Ben-Asulin

Title:


         PROTON MARKETING ASSOCIATES LLC


         By:  /s/ MATI BROUDO
         ---  ---------------
         Name:  Mati Brudo
         Title:


         PUTCHKON.COM LLC


         By:  /s/ SHAY BEN-ASULIN
         ---  -------------------
         Name:  Shay Ben-Asulin
         Title:






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




                        [AMENDMENT TO INVESTORS RIGHTS AGREEMENT - OCTOBER 2003]


                  IN WITNESS WHEREOF, the parties have executed this Amendment to Investors' Rights Agreement as of the date first above written.



         INTER CONTENT DEVELOPMENT FOR THE INTERNET LTD.

         By:  /s/ JACOB MARENKA
         ---  -----------------
         Name:  Jacob Marenka
         Title:

         MIRETZKY HOLDINGS LTD.

         By:  /s/ MARK QUIRK
         ---  --------------
         Name:  Mark Quirk
         Title:






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